UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2017

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California		91764
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.*

On January 18, 2017, CVB Financial Corp. issued a press release setting forth the financial results for the quarter and year ended December 31, 2016, and information relating to our quarterly conference call and webcast. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.

Item 8.01	Other Events

The information set forth under the captions “Additional Information about the Valley Commerce Bancorp Merger and Where to Find It” and “Participants in the Solicitation” in the press release furnished as Exhibit 99.1 is incorporated by reference in this Item 8.01.

CVB Financial Corp. (the “Company”), the holding company for Citizens Business Bank, announces that the 10b5-1 Plan adopted in August 2016 will be terminated effective January 18, 2017 pursuant to Regulation M as a result of the solicitation of proxies by Valley Commerce Bancorp in connection with its pending merger with the Company.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed acquisition of Valley Commerce Bancorp (VCBP) by CVB, CVB has filed with the SEC a Registration Statement on Form S-4 (File No. 333-214576) that includes a Proxy Statement of VCBP and a Prospectus of CVBF, as well as other relevant documents concerning the proposed transaction. The final proxy statement/prospectus is being distributed to the shareholders of VCBP in connection with their vote on the proposed transaction.

SHAREHOLDERS OF VCBP ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

The Proxy Statement/Prospectus and other relevant materials, and any other documents CVBF filed with the SEC may be obtained free of charge at the SEC’s website, http://www.sec.gov, at the investor relations portion of CVBF’s website, https://www.cbbank.com, by contacting Myrna DiSanto, Investor Relations, CVB Financial Corp, 701 N Haven Avenue, Ontario, CA 91764 or by telephone at (909) 980-4030 or by contacting Allan W. Stone, President & Chief Executive Officer, Valley Commerce Bancorp, 701 West Main Street, Visalia, CA 93291 or by telephone at (559) 622-9000.

CVBF and VCBP and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of VCBP in connection with the merger. Information about the directors and executive officers of CVBF and their ownership of CVBF common stock is set forth in CVBF’s proxy statement filed with the SEC on April 4, 2016. Information about the directors and executive officers of VCBP is set forth in the Proxy Statement/Prospectus regarding the proposed transaction. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Item 9.01	Financial Statements and Exhibits.*

(d)	Exhibits.

99.1	Press Release, dated January 18, 2017.

*The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth in Item 8.01 herein and as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: January 19, 2017	By:	/s/E. Allen Nicholson
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release, dated January 18, 2017, announcing the financial results of CVB Financial Corp. for the quarter and year ended December 31, 2016.